PRICING AGREEMENT
August 12, 2008
The Remarketing Agents listed on Schedule I
Ladies and Gentlemen:
     Reference is made to the Remarketing Agreement, dated as of July 11, 2008 (the “Remarketing Agreement”), among MetLife Inc., a Delaware Corporation, the Purchase Contract Agent and Banc of America Securities LLC (together with the institutions appointed as Remarketing Agents pursuant to Section 8 thereof, the “Remarketing Agents”) in connection with the remarketing of the securities specified in Schedule II hereto (the “Remarketed Securities”).
      Each of the provisions of the Remarketing Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement (this “Agreement”) to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement and the Closing Settlement Date, except that each representation and warranty which refers to the General Disclosure Package and the Prospectus Supplement in Section 2 of the Remarketing Agreement shall be deemed to be a representation or warranty as of the date of the Remarketing Agreement in relation to the General Disclosure Package and the Prospectus Supplement (as therein defined) and also a representation and warranty as of the date of this Agreement in relation to the General Disclosure Package and the Prospectus as amended or supplemented relating to the Remarketed Securities which are the subject of this Agreement. Each reference to the Remarketing Agents herein and in the provisions of the Remarketing Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Remarketing Agreement are used herein as therein defined.
      An amendment to the Registration Statement, or a supplement to the Pricing Prospectus, as the case may be, relating to the Remarketed Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.
     Subject to the terms and conditions set forth herein and in the Remarketing Agreement incorporated herein by reference, the Company and the Remarketing Agents agree that: (i) final terms of the Remarketed Securities shall be as specified in Annex A hereto; (ii) pursuant to Section 1(j) of the Remarketing Agreement, the remarketing fee shall be 35 basis points (0.35%) and (iii) “Applicable Time” means 4:15 P.M. (Eastern Time) on August 12, 2008.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Remarketing Agreement incorporated herein by reference, shall constitute a binding agreement among each of the Remarketing Agents, the Purchase Contract Agent and the Company.

Very truly yours, THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Purchase Contract Agent
By:	/s/ Richard Tarnas
	Name:	Richard Tarnas
	Title:	Vice President

METLIFE, INC.
By:	/s/ Eric T. Steigerwalt
	Name:	Eric T. Steigerwalt
	Title:	Senior Vice President and Treasurer

Accepted as of the date hereof:
BANC OF AMERICA SECURITIES LLC

By:	/s/ Lily Chang

	Name:	Lily Chang
	Title:	Principal

Accepted as of the date hereof:
BARCLAYS CAPITAL INC.

By:	/s/ Denise L. Pieck

	Name:	Denise L. Pieck
	Title:	Managing Director

Accepted as of the date hereof:
WELLS FARGO SECURITIES, LLC

By:	/s/ Andrew McCarthy

	Name:	Andrew McCarthy
	Title:	Managing Director

Accepted as of the date hereof:
PNC CAPITAL MARKETS LLC

By:	/s/ Andrew Alexander

	Name:	Andrew Alexander
	Title:	Managing Director

Accepted as of the date hereof:
HSBC SECURITIES (USA) INC.

By:	/s/ Maureen K. Sweeny

	Name:	Maureen K. Sweeny
	Title:	Vice President

Accepted as of the date hereof:
RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Andrew F. Ingley

	Name:	Andrew F. Ingley
	Title:	Vice President

Accepted as of the date hereof:
GREENWICH CAPITAL MARKETS, INC.

By:	/s/ Mark Katasek

	Name:	Mark Katasek
	Title:	Senior Vice President

Accepted as of the date hereof:
BNP PARIBAS SECURITIES CORP.

By:	/s/ Jim Turner

	Name:	Jim Turner
	Title:	Managing Director Head of Debt Capital Markets

Accepted as of the date hereof:
CALYON SECURITIES (USA) INC.

By:	/s/ Jean Francois Deroche

	Name:	Jean Francois Deroche
	Title:	Executive Vice President

Accepted as of the date hereof:
ING FINANCIAL MARKETS LLC

By:	/s/ Audun Huslid

	Name:	Audun Huslid
	Title:	Director

Accepted as of the date hereof:
RBC CAPITAL MARKETS CORPORATION

By:	/s/ John Younger

	Name:	John Younger
	Title:	Managing Director

Accepted as of the date hereof:
STANDARD CHARTERED BANK

By:	/s/ H. Singharay

	Name:	H. Singharay
	Title:	Head of Syndications — UK, Europe, Africa and India

Accepted as of the date hereof:
BLAYLOCK ROBERT VAN, LLC

By:	/s/ Clifford Swint

	Name:	Clifford Swint
	Title:	Executive Vice President

Accepted as of the date hereof:
CABRERA CAPITAL MARKETS, LLC

By:	/s/ Robert Aguilar

	Name:	Robert Aguilar
	Title:	Chief Operating Officer

Accepted as of the date hereof:
CASTLEOAK SECURITIES, L.P.

By:	/s/ Phillip J. Ippolito

	Name:	Phillip J. Ippolito
	Title:	Chief Financial Officer & Director of Operations

Accepted as of the date hereof:
GUZMAN & COMPANY

By:	/s/ Leopoldo E. Guzman

	Name:	Leopoldo E. Guzman
	Title:	President

Accepted as of the date hereof:
SAMUEL A. RAMIREZ & COMPANY, INC.

By:	/s/ John V. Rick

	Name:	John V. Rick
	Title:	EVP / CFO

Accepted as of the date hereof:
THE WILLIAMS CAPITAL GROUP, L.P.

By:	/s/ David Finkelstein

	Name:	David Finkelstein
	Title:	Principal

SCHEDULE I
TO PRICING AGREEMENT

Remarketing Agents

Barclays Capital Inc.
Wells Fargo Securities, LLC
Blaylock Robert Van, LLC
BNP Paribas Securities Corp.
Cabrera Capital Markets, LLC
CAYLON Securities (USA) Inc.
CastleOak Securities, L.P.
Greewich Capital Markets, Inc.
Guzman & Company
HSBC Securities (USA) Inc.
ING Financial Markets LLC
PNC Capital Markets LLC
Raymond James & Associates, Inc.
RBC Capital Markets Corporation
Samuel R. Ramirez & Company, Inc.
Standard Chartered Bank
The Williams Capital Group, L.P.

SCHEDULE II
TO PRICING AGREEMENT
Filed pursuant to Rule 433
August 12, 2008
Relating to
Preliminary Prospectus Supplement dated August 11, 2008 to
Prospectus Dated November 6, 2007
Registration Statement No. 333-147180
Final Term Sheet
$1,029,805,000
6.817% Senior Debt Securities, Series A, Due 2018

Issuer:	MetLife, Inc. (“Issuer”)

Securities:	6.817% Senior Debt Securities, Series A, Due 2018

Aggregate Principal Amount:	$1,035,000,000

Remarketed Principal Amount:	$1,029,805,000

Maturity Date:	August 15, 2018

Pricing Date:	August 12, 2008

Settlement Date:	August 15, 2008

Interest Payment Dates:	February 15 and August 15 of each year, beginning on February 15, 2009.

Reset Rate:	6.817%

Benchmark Treasury:	UST 4.00% due August 15, 2018

Spread to Benchmark Treasury:	T + 284 bps

Benchmark Treasury Price and Yield:	(100-19) 3.928%

Yield to Maturity:	6.768%

Make-Whole Redemption Amount:	Means the sum, as calculated by the Premium Calculation Agent, of the present values of the remaining scheduled payments of principal and interest thereon for the principal amount to be redeemed (not including any portion of those payments of interest accrued as of the date of redemption), discounted from their respective scheduled payment dates to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 45 basis points plus, in each case, accrued and unpaid interest thereon to the date of redemption.

CUSIP / ISIN:	59156R AR9 / US59156RAR93

Price to the Public:	100.35%

Remarketing Fee to Remarketing Agents:	0.350%

Joint Lead Remarketing Agents:	Banc of America Securities LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC

Senior Co-Managers:	BNP Paribas Securities Corp., CALYON Securities (USA) Inc., Greenwich Capital Markets, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, PNC Capital Markets LLC, Raymond James & Associates, Inc., RBC Capital Markets Corporation and Standard Chartered Bank.

Junior Co-Managers:	Blaylock Robert Van, LLC, Cabrerra Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Samuel A. Ramirez & Company, Inc. and The Williams Capital Group, L.P.

Experts:	The consolidated financial statements and consolidated financial statement schedules, incorporated by reference in the prospectus supplement from MetLife, Inc.’s Annual Report on Form 10-K, and the effectiveness of MetLife, Inc.’s internal control over financial reporting, for the years ended December 31, 2007, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports (which (1) express an unqualified opinion on the consolidated financial statements and consolidated financial statement schedules and include an explanatory paragraph regarding changes in MetLife, Inc.’s method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007, and its method of accounting for defined benefit pension and other postretirement plans as required by accounting guidance adopted on December 31, 2006, respectively, and (2) express an unqualified opinion on MetLife, Inc.’s effectiveness of internal control over financial reporting), which are incorporated herein by reference. Such consolidated financial statements and financial statement schedules have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.
All terms used and not otherwise defined in this term sheet have the respective meanings assigned to such terms in the preliminary prospectus supplement.
The Issuer has filed a registration statement, including a prospectus, and preliminary prospectus supplement, with the SEC for the remarketing to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the Issuer has filed with the SEC for more complete information about the Issuer and this remarketing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Issuer, any Remarketing Agent participating in the offering will arrange to send you the prospectus if you request by calling or e-mailing Banc of America Securities LLC at 1-800-294-1322 or dg.prospectus_distribution@bofasecurities.com or by calling Barclays Capital Inc. at 1-888-227-2275, extension 2663.
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